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                                                                    EXHIBIT 10.1

                                FIRST AMENDMENT
                           TO SHAREHOLDERS AGREEMENT


     THIS FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT ("Amendment") is entered into by and between Forest Oil Corporation, a New York corporation ("Forest"), and The Anschutz Corporation, a Kansas corporation ("Anschutz").

                              W I T N E S S E T H

     WHEREAS, Forest and Anschutz have heretofore entered into that certain Shareholder's Agreement dated as of July 27, 1995 (the "Agreement"); and

     WHEREAS, Forest and Anschutz desire to amend the Agreement in accordance with the terms and provisions set forth below.

     NOW, THEREFORE, in consideration of the premises for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Forest and Anschutz, Forest and Anschutz hereby agree to amend lines 5 and 6 of Section 3.1(a) of the Agreement by deleting the phrase "(other than Equity Securities of the Company owned by Purchaser, any of its Affiliates of any such Group)" and replacing it with the phrase "(other than Equity Securities of the Company owned by JEDI, Purchaser, any of their respective Affiliates or any Group of which any such entity is a member)".

     Except as expressly amended hereby, the Agreement is hereby ratified and confirmed, and as hereby amended, shall remain in full force and effect in accordance with its terms, conditions and provisions.

     EXECUTED in multiple counterparts, each having the force and effect of an original, effective as of January 24, 1996.


                                   FOREST OIL CORPORATION

                                   By:    /s/ Daniel L. McNamara
                                      ---------------------------------
                                   Name:  Daniel L. McNamara
                                        -------------------------------
                                   Title: Corporate Counsel
                                         ------------------------------

                                   THE ANSCHUTZ CORPORATION

                                   By:    /s/ Craig D. Slater
                                      ---------------------------------
                                   Name:  Craig D. Slater
                                        -------------------------------
                                   Title: Vice President
                                         ------------------------------